UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 24, 2011

STERICYCLE, INC.

(Exact name of registrant as specified in its charter)

Delaware

0-21229

36-3640402

(State or other juris-

(Commission file

(IRS employer

diction of incorporation)

number)

identification number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(847) 367-5910

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

We previously reported the voting results at our 2011 Annual Meeting of Stockholders on May 24, 2011 in a current report on Form 8-K that we filed on May 26, 2011. This report disclosed that our stockholders cast 43,833,059 votes in favor of an annual say-on-pay vote (i.e.,  an annual vote on a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in our proxy statement), as opposed to 928,980 votes cast in favor of a say-on-pay vote every two years and 24,201,076 votes cast in favor of a say-on-pay vote every three years (and 37,501 votes abstaining).

At a meeting on August 18, 2011, our Board of Directors decided, after considering the stockholder vote, to include a say-on-pay vote annually in our proxy materials until the next stockholder vote on the frequency of the say-on-pay vote. The Board has tentatively determined that the next stockholder vote on the frequency of the say-on-pay vote will be held at the 2012 Annual Meeting of Stockholders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2011.

Stericycle, Inc.

By

/s/ FRANK J.M. TEN BRINK

Frank J.M. ten Brink

Executive Vice President and

Chief Financial Officer

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